UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported:  September 28, 2011)

Innophos Holdings, Inc.
(Exact name of Registrant as specified in its their Charter)

Delaware (States or other jurisdictions of incorporation)	001-33124 (Commission File Numbers)	20-1380758 (IRS Employer Identification Nos.)

259 Prospect Plains Road
Cranbury, New Jersey 08512
(Address of Principal Executive Office, including  Zip Code)

(609) 495-2495
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported, at the Registrant’s 2011 Annual Meeting held on May 20, 2011, stockholders voted on a non-binding proposal regarding the frequency of future advisory votes on the compensation of the Company’s named executives (“Say-on-Pay Vote”).  More than a majority of the outstanding shares were voted in favor of an annual Say-on-Pay Vote.  In light of the voting results and other factors, including the subsequent recommendation of the Compensation Committee of the Registrant’s Board of Directors, on September 28, 2011, the Board determined that the Company will hold Say-on-Pay Votes annually, until the next advisory vote on the frequency of Say-on-Pay Votes, such vote to be held not later than the Registrant’s 2017 Annual Meeting.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

By: /s/ William N. Farran
Name: William N. Farran Title: Vice President and General Counsel

Dated: September 30, 2011.